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Exhibit 99.1

                             [FRONT OF PROXY CARD]

                            FIRST CITIZENS BANC CORP

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON

                            __________________, 2002

         The undersigned having received the Proxy Statement/Prospectus dated as of ____________, 2001, together with the notice of the Special Meeting of Shareholders of First Citizens Banc Corp ("First Citizens"), to be held on _______________, 2002 at ____ _.m., hereby designates and appoints Richard O. Wagner, Paul H. Pheiffer and Richard B. Fuller as proxies for the undersigned, with full power of substitution, to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares that the undersigned is entitled to vote at the Special Meeting, unless revoked, and at any adjournment thereof, such proxies being directed to vote as specified below on the following proposal:

                 MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 1:     To adopt the Agreement and Plan of Merger by and between First
            Citizens and Independent Community Banc Corp. ("ICBC") and to approve the transactions contemplated thereby, including the merger of ICBC with and into First Citizens.


                FOR                 AGAINST               ABSTAIN


Proposal 2:     To transact such other business as may properly come before the
            Special Meeting, or any adjournment thereof in order to allow the further solicitation of proxies.


            FOR                 AGAINST               ABSTAIN


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. ALL PROXIES PREVIOUSLY GIVEN ARE HEREBY REVOKED. RECEIPT OF THE ACCOMPANYING PROXY STATEMENT PROSPECTUS IS HEREBY ACKNOWLEDGED.

                          (Continued on reverse side.)

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                              [BACK OF PROXY CARD]

                          (Continued from other side.)

         The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the Special Meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the Special Meeting and advising the Secretary of the shareholder's intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens at 100 East Water Street, Sandusky, Ohio 44870, Attention: Donna J. Dalferro, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.


         PLEASE DATE, SIGN AND MAIL THIS PROXY TO FIRST CITIZENS, ATTENTION:
DONNA J. DALFERRO, SECRETARY, 100 EAST WATER STREET, SANDUSKY, OHIO 44870. AN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                  Dated:

                                                  -----------------------------



                                                  -----------------------------
                                                  Signature




                                                  -----------------------------
                                                  Signature



         Please sign exactly as your name appears on your stock certificate(s) and return this proxy promptly in the accompanying envelope. If the share(s) are issued in the names of two or more persons, all persons should sign the proxy. If the shares are issued in the name of a corporation or partnership, please sign in the corporate name, by the president or other authorized officer, or in the partnership name, by an authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.